                         Prospectus dated May 1, 2005

                               for interests in
                     John Hancock Variable Life Account S

                      Interests are made available under

           MAJESTIC PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life survivorship insurance policy issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
            JHVLICO and the following variable investment options:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Small Company
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Stock
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Large Cap Growth
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income II
500 Index B
Fundamental Value
Growth & Income
Large Cap
Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive 1000
Lifestyle Growth 820
Lifestyle Balanced 640
Lifestyle Moderate 460
Lifestyle Conservative 280

                            * * * * * * * * * * * *

   Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

   . The first section is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

   . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 46.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, you will find all applicable state-specific supplements. After the supplements, if any, the prospectuses for the Series Funds begin. See page 15 of this prospectus for a brief description of the Series Funds.

                               TABLE OF CONTENTS

Contents                                                      Beginning on page
--------                                                      -----------------
SUMMARY OF BENEFITS AND RISKS................................         5
The Nature of the Policy.....................................         5
Summary of Policy Benefits...................................         5
   Death Benefit.............................................         5
   Surrender of the Policy...................................         5
   Partial Withdrawals.......................................         5
   Policy Loans..............................................         6
   Optional Benefit Riders...................................         6
   Investment Options........................................         6
Summary of Policy Risks......................................         6
   Lapse Risk................................................         6
   Investment Risk...........................................         6
   Access to Funds Risk......................................         6
   Transfer Risk.............................................         6
   Market Timing Risk........................................         7
   Tax Risks.................................................         7
FEE TABLES...................................................         8
DETAILED INFORMATION.........................................        15
Your Investment Options......................................        15
Description of JHVLICO.......................................        25
Description of John Hancock Variable Life Account S..........        25
The Fixed Investment Option..................................        25
Premiums.....................................................        26
   Planned Premiums..........................................        26
   Maximum premium payments..................................        26
   Ways to pay premiums......................................        26
   Processing premium payments...............................        26
Lapse and Reinstatement......................................        27
   Guaranteed death benefit feature..........................        27
The Death Benefit............................................        28
   Limitations on payment of death benefit...................        28
   Basic Sum Insured vs. Additional Sum Insured..............        28
   The minimum insurance amount..............................        29
   When the younger insured person reaches 100...............        29
   Requesting an increase in coverage........................        30
   Requesting a decrease in coverage.........................        30
   Change of death benefit option............................        30
   Effective date of certain policy transactions.............        30
   Tax consequences of coverage changes......................        30
   Your beneficiary..........................................        30
   Ways in which we pay out policy proceeds..................        30
   Changing a payment option.................................        31
   Tax impact of payment option chosen.......................        31
The Account Value............................................        31
   Commencement of investment performance....................        31
   Allocation of future premium payments.....................        31

Contents                                                      Beginning on page
--------                                                      -----------------
   Transfers of existing account value.......................        31
   Dollar cost averaging.....................................        32
Surrender and Partial Withdrawals............................        33
   Full surrender............................................        33
   Partial withdrawals.......................................        33
Policy loans.................................................        33
   Repayment of policy loans.................................        34
   Effects of policy loans...................................        34
Description of Charges at the Policy Level...................        34
   Deductions from premium payments..........................        34
   Deductions from account value.............................        34
   Additional information about how certain policy charges
     work....................................................        36
   Other charges we could impose in the future...............        36
Description of Charges at the Fund Level.....................        37
Other Policy Benefits, Rights and Limitations................        37
   Optional benefit riders you can add.......................        37
   Variations in policy terms................................        37
   Procedures for issuance of a policy.......................        38
   Changes that we can make as to your policy................        39
   The owner of the policy...................................        39
   Policy cancellation right.................................        39
   Reports that you will receive.............................        39
   Assigning your policy.....................................        40
   When we pay policy proceeds...............................        40
   How you communicate with us...............................        40
Distribution of Policies.....................................        41
   Standard Compensation.....................................        42
   Additional Compensation and Revenue Sharing...............        42
   Differential Compensation.................................        42
Tax considerations...........................................        43
   General...................................................        43
   Policy proceeds...........................................        43
   Other policy distributions................................        43
   Diversification rules and ownership of the Account........        44
   7-pay premium limit.......................................        44
   Corporate and H.R. 10 plans...............................        45
Financial Statements Reference...............................        45
Registration statement filed with the SEC....................        45
Independent Registered Public Accounting Firm................        45

                         SUMMARY OF BENEFITS AND RISKS

The Nature of the Policy

   This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

   If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of Policy Benefits

Death Benefit

   When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

   You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any contingent deferred sales charge that then applies. This is called your "surrender value". You must return your policy when you request a surrender.

   If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

   .   the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   .   minus all charges we deduct, and

   .   minus all withdrawals you have made.

   If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 34.

Partial Withdrawals

   You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

   You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance.
You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

   When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

   The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of Policy Risks

Lapse Risk

   If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

   Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment Risk

   As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

   There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of the lesser of $50 or 2% of the withdrawal amount or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 24.

Transfer Risk

   There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Market Timing Risk

   Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers (see page 31) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see page 41). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks

   In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

   There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

   Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                  FEE TABLES

   This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

   The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, request a BSI increase, withdraw account value, or transfer account value between investment options.

                               Transaction Fees

                                                                                Amount Deducted
                                      When Charge is          ---------------------------------------------------
Charge                                   Deducted                  Guaranteed Rate            Current Rate
------                       -------------------------------- ------------------------- -------------------------
Premium sales charge         Upon payment of premium          8% of any premium paid    7% of any premium paid in
                                                                                        policy years 1-10
                                                                                        3% of any premium paid in
                                                                                        policy year 11 and
                                                                                        thereafter

Maximum continegent deferral Upon surrender of policy         100% of first year Target 100% of first year Target
  sales charge (CDSC)        within the period stated         Premium for surrenders in Premium for surrenders in
                                                              policy year 1/(1)/        policy year 1/(1)/

                             Upon reduction of Basic Sum      Pro rata portion of       Pro rata portion of
                             Insured as a result of a partial applicable CDSC           applicable CDSC
                             withdrawal

Maximum BSI increase charge  Upon a request increase in       $60.00 per $1,000 of      $60.00 per $1,000 of
                             Basic Sum Insured                increase BSI/(2)/         increase BSI/(2)/

Maximum partial withdrawal   Upon making a partial            $50                       $50
  charge                     withdrawal

Maximum transfer charge      Upon each transfer into or out   $25 (currently $0)/(3)/   $25 (currently $0)/(3)/
                             of a variable investment
                             option beyond an annual limit
                             of not less than 12

--------
(1) The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The "Target Premium" for each policy year is determined at the time the policy is used and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2) A table in the policy will state the rate for this charge per $1,000 of BSI increase, depending upon the year in which the increase becomes effective. The table will vary from policy to policy based on the death benefit option chosen and the younger insured person's issue age, insurance risk characteristics and usually (gender). The rates range from $0.87 per $1,000 of BSI increase for an increase taking effect in the second policy year on a $2,000,000 policy where both insureds at issue are age zero femal standard non-tobacco underwriting risks up to the maximum shown above for an increase taking effect in the second policy year on a $250,000 policy where both insureds at issue age 68 year old male class U tobacco underwriting risks. A representative increase would be $8.26 per $1,000 of BSI increase and would take effect in the second policy year on a $1,000,000 policy where both insureds at issue are 50 year old female preferred non-tobacco underwriting risks.
(3) This charge is not currently imposed, but we reserve the right to do so in the policy.

   The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

              Periodic Charges Other Than Fund Operating Expenses

                                                                          Amount Deducted
                                 When Charge is     -------------------------------------------------------------
Charge                              Deducted               Guaranteed Rate                  Current Rate
------                         -------------------  -----------------------------   -----------------------------
Insurance charge/(1)/

   Minimum charge............. Monthly              $0.0001 per $1,000 of AAR       $0.0001 per $1,000 of AAR

   Maximum charge............. Monthly              $83.33 per $1,000 of AAR        $83.33 per $1,000 of AAR

   Charge for representative   Monthly              $0.003 per $1,000 of AAR        $0.003 per $1,000 of AAR
     insured persons..........

   Maximum issue charge/(2)/.. Monthly              2% of Target Premium            2% of Target Premium

   Maintenance charge......... Monthly              $20                             $12

   Asset-based risk            Monthly              .07% of first $25,000 of        .05% of first $25,000 of
     charge/(3)/..............                      account value and of all        account value and of all
                                                    amounts in excess of $25,000    amounts in excess of $25,000
                                                    in policy years 1-5             in policy years 1-5

   Per thousand TSI            Monthly              $0.04 per $1,000 of Total Sum   $0.04 per $1,000 of Total Sum
     charge/(4)/..............                      Insured                         Insured

   Maximum policy loan         Accrues daily        3.75%                           3.75%
     interest rate/(5)/....... Payable annually

--------
(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.
(2) The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4) This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.
(5) 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.0%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                 Rider Charges

                                 When Charge is
Charge                              Deducted                   Amount Deducted
------                         -------------------  --------------------------------------
Optional Enhanced Cash Value   Upon payment         4% of all premiums paid in the first
  Rider                        of premium           two policy years up to the Target
                                                    Premium in each year

Policy Split Option Rider      Monthly              3CENTS per $1,000 of current Total Sum
                                                    Insured

Four Year Term Rider/(1)/

   Minimum charge              Monthly              $0.004 per $1,000 of Term Death
                                                    Benefit

   Maximum charge              Monthly              $0.02 per $1,000 of Term Death
                                                    Benefit

   Charge for representative   Monthly              $0.005 per $1,000 of Term Death
     insured persons                                Benefit

--------
(1) The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

   The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses                       Minimum Maximum
-----------------------------------------                       ------- -------
Range of expenses, including management fees, distribution and/
  or service (12b-1) fees, and other expenses..................  0.50%   1.62%

   The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year. In those cases where a portfolio had a Series I class of shares in operation during 2004, the NAV class estimates are based upon the expense ratios of the portfolio's Series I shares for the year ended December 31, 2004 (adjusted to reflect the absence of a Rule 12b-1 fee applicable to the NAV shares). In the case of the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, and PIMCO VIT All Asset portfolios, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2004.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                Management              Other        Total
Portfolio                          Fees     12b-1 Fees Expenses Annual Expenses
---------                       ----------  ---------- -------- ---------------
Science & Technology...........    1.04%/A/    N/A       0.07%       1.11%
Pacific Rim....................    0.80%       N/A       0.28%       1.08%
Health Sciences................    1.05%/A/    N/A       0.11%       1.16%

                                     Management              Other        Total
Portfolio                               Fees     12b-1 Fees Expenses Annual Expenses
---------                            ----------  ---------- -------- ---------------
Emerging Growth.....................    0.80%        N/A      0.07%       0.87%
Small Cap Growth....................    1.08%        N/A      0.07%       1.15%
Emerging Small Company..............    1.00%        N/A      0.06%       1.06%
Small Cap...........................    0.85%        N/A      0.07%       0.92%
Small Cap Index.....................    0.49%        N/A      0.03%       0.52%
Small Company.......................    1.05%        N/A      0.57%       1.62%/C/
Dynamic Growth......................    0.95%        N/A      0.07%       1.02%
Mid Cap Stock.......................    0.86%        N/A      0.05%       0.91%
Natural Resources...................    1.01%        N/A      0.07%       1.08%
All Cap Growth......................    0.89%        N/A      0.06%       0.95%
Strategic Opportunities.............    0.80%        N/A      0.07%       0.87%
Financial Services/F/...............    0.88%/F/     N/A      0.08%       0.96%
International Opportunities.........    1.00%        N/A      0.20%       1.20%
International Stock.................    0.95%        N/A      0.16%       1.11%
International Small Cap.............    1.00%        N/A      0.19%       1.19%
International Equity Index B/G/.....    0.55%        N/A      0.04%       0.59%
Overseas Equity.....................    1.05%        N/A      0.09%       1.14%
American International/E/...........    0.54%       0.60%     0.08%       1.22%
International Value.................    0.87%/D/     N/A      0.15%       1.02%
Quantitative Mid Cap................    0.75%        N/A      0.09%       0.84%
Mid Cap Index.......................    0.49%        N/A      0.03%       0.52%
Mid Cap Core........................    0.90%        N/A      0.16%       1.06%
Global..............................    0.85%/D/     N/A      0.15%       1.00%
Capital Appreciation................    0.85%        N/A      0.07%       0.92%
American Growth/E/..................    0.35%       0.60%     0.03%       0.98%
U.S. Global Leaders Growth..........    0.71%        N/A      0.73%       1.44%/C/
Quantitative All Cap................    0.71%        N/A      0.05%       0.76%
All Cap Core........................    0.80%        N/A      0.07%       0.87%
Large Cap Growth....................    0.85%        N/A      0.06%       0.91%
Total Stock Market Index............    0.49%        N/A      0.03%       0.52%
Blue Chip Growth....................    0.82%/A/     N/A      0.04%       0.86%
U.S. Large Cap......................    0.82%        N/A      0.06%       0.88%
Core Equity.........................    0.85%        N/A      0.06%       0.91%
Strategic Value.....................    0.85%        N/A      0.09%       0.94%
Large Cap Value.....................    0.85%        N/A      0.13%       0.98%
Classic Value.......................    0.87%        N/A      0.56%       1.43%/C/
Utilities...........................    0.85%        N/A      0.25%       1.10%
Real Estate Securities..............    0.70%        N/A      0.05%       0.75%
Small Cap Opportunities.............    1.00%        N/A      0.08%       1.08%
Small Cap Value.....................    1.08%        N/A      0.08%       1.16%
Small Company Value.................    1.04%/A/     N/A      0.01%       1.05%
Special Value.......................    1.00%        N/A      0.28%       1.28%
Mid Value...........................    1.01%/A/     N/A      0.07%       1.08%
Mid Cap Value.......................    0.87%        N/A      0.05%       0.92%
Value...............................    0.74%        N/A      0.06%       0.80%
All Cap Value.......................    0.84%        N/A      0.06%       0.90%
Growth & Income II..................    0.68%        N/A      0.03%       0.71%
500 Index B/G/......................    0.47%        N/A      0.30%       0.50%
Fundamental Value/F/................    0.84%/F/     N/A      0.05%       0.89%

                                Management              Other        Total
Portfolio                          Fees     12b-1 Fees Expenses Annual Expenses
---------                       ----------  ---------- -------- ---------------
Growth & Income................    0.65%        N/A      0.04%       0.69%
Large Cap......................    0.85%        N/A      0.15%       1.00%
Quantitative Value.............    0.70%        N/A      0.08%       0.78%
American Growth-Income/E/......    0.29%       0.60%     0.03%       0.92%
Equity-Income..................    0.81%/A/     N/A      0.05%       0.86%
American Blue Chip Income and
  Growth/E/....................    0.45%       0.60%     0.05%       1.10%
Income & Value.................    0.79%        N/A      0.04%       0.83%
Managed........................    0.73%        N/A      0.04%       0.77%
PIMCO VIT All Asset Portfolio..    0.20%       0.45%     0.88%       1.53%/H/
Global Allocation..............    0.85%        N/A      0.20%       1.05%
High Yield.....................    0.68%        N/A      0.07%       0.75%
U.S. High Yield Bond...........    0.75%        N/A      0.21%       0.96%
Strategic Bond.................    0.70%        N/A      0.08%       0.78%
Strategic Income...............    0.73%        N/A      0.46%       1.19%
Global Bond....................    0.70%        N/A      0.10%       0.80%
Investment Quality Bond........    0.60%        N/A      0.09%       0.69%
Total Return...................    0.70%        N/A      0.05%       0.75%
Real Return Bond...............    0.70%        N/A      0.07%       0.77%
Bond Index B/G/................    0.47%        N/A      0.03%       0.50%
Core Bond......................    0.69%        N/A      0.21%       0.90%
Active Bond....................    0.61%        N/A      0.04%       0.65%
U.S. Government Securities.....    0.62%        N/A      0.07%       0.69%
Short-Term Bond................    0.58%        N/A      0.05%       0.63%
Money Market B/G/..............    0.49%        N/A      0.04%       0.53%
Lifestyle Aggressive 1000......    0.05%        N/A      1.02%       1.07%
Lifestyle Growth 820/B/........    0.05%        N/A      0.95%       1.00%
Lifestyle Balanced 640/B/......    0.05%        N/A      0.90%       0.95%
Lifestyle Moderate 460/B/......    0.05%        N/A      0.87%       0.92%
Lifestyle Conservative 280/B/..    0.05%        N/A      0.79%       0.84%
--------
/A/ The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology, Health Sciences, the Blue Chip Growth and the Equity-Income portfolios. The waiver is based on the combined assets of these portfolios and the Small Company Value portfolio. Once these combined assets exceed specified amounts, the fee reduction is increased.

The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:

                 Science & Technology.................... 1.01%
                 Health Sciences......................... 1.02%
                 Blue Chip Growth........................ 0.79%
                 Equity-Income........................... 0.78%
                 Mid Value............................... 0.98%
                 Small Company Value..................... 1.01%

/B/ Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust.

"Other Expenses" reflects the expenses of the underlying portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement.

If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:

                                                 Other        Total
                                                Expenses Annual Expenses
                                                -------- ---------------
       Lifestyle Aggressive 1000...............   1.01%       1.06%
       Lifestyle Growth 820....................   0.94%       0.99%
       Lifestyle Balanced 640..................   0.89%       0.94%
       Lifestyle Moderate 460..................   0.86%       0.91%
       Lifestyle Conservative 280..............   0.78%       0.83%

This voluntary expense reimbursement may be terminated at any time.

/C/ For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company, U.S. Global Leaders Growth, and Classic Value portfolios, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

                                                 Other        Total
                                                Expenses Annual Expenses
                                                -------- ---------------
       Small Company...........................   0.49%       1.54%
       U.S. Global Leaders Growth..............   0.50%       1.21%
       Classic Value...........................   0.50%       1.37%

These voluntary expense reimbursements may be terminated at any time.

/D/ Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fee for the Global and International Value portfolios was 0.80% and 0.80%, respectively. These advisory fee waivers may be rescinded at any time.
/E/ Reflects the aggregate annual operating expenses of Series I of each portfolio and its corresponding master fund of the American Fund Insurance Series. In the case of the American Growth, American International, American Blue Income and Growth, and American Growth-Income portfolio, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Income and Growth, and American Growth-Income portfolios) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the advisory fee would be 0.34%, 0.53%, 0.44%, 0.28% and Total Trust Annual Expenses would be 0.97%, 1.21%, 1.09%, and 091%.
/F/ The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                            Between $50 million  Excess Over
   Portfolio             First $50 million*  and $500 million*  $500 million*
   ---------             ------------------ ------------------- -------------
   Financial Services...        0.85%              0.80%            0.75%
   Fundamental Value....        0.85%              0.80%            0.75%
--------
* as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:

                 Financial Services...................... 0.83%
                 Fundamental Value....................... 0.79%

/G/ The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table under "Total Annual Expenses." The rates noted in the table for each portfolio reflect a fee waiver (or expense reimbursement) equal to 0.25% of the portfolio's average net assets. A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

/H/ Underlying PIMS Fund Expenses for the portfolio are estimated based upon an allocation of the portfolio's assets among the underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the underlying PIMS Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including each recoupment, do not exceed the annual expense limit.

                             DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 5 through 7.

Your Investment Options

   The assets of each sub-account of the Account (except those invested in the American Growth, American International, American Blue Chip Income and Growth, American Growth-Income and PIMCO All Asset portfolios) are invested in the NAV shares of a corresponding investment portfolio of the John Hancock Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly, Manufacturers Securities Services, LLC) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to sub-investment advisors that actually manage the portfolio assets. These sub-investment managers are the entities identified in the table below as "Portfolio Managers." Our affiliates own JHIMS LLC and, therefore, we indirectly benefit from any investment management fees JHIMS LLC retains.

   Each of the American Growth, American International, American Growth-Income and American Blue Chip Income and Growth subaccounts invests in Series I shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% Rule 12b-1 fee.

   The PIMCO VIT All Asset portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the PIMCO VIT All Asset subaccount are invested in Class M shares of the PIMCO VIT All Asset portfolio which is subject to a 0.45% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   In this prospectus, the Trust and the PIMCO Trust are each referred to as a "Series Fund" and are collectively referred to as the "Series Funds". In this prospectus the various series of the Series Funds are referred to as "funds" or "portfolios". In the prospectuses for the Series Funds, the series may be referred to by other terms such as "trusts" or "series".

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In a few cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisors or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides (see "Distribution of Policies" on page 41). None of these compensation payments, however, result in any charge to you in addition to what is shown in the tables on pages 10 through 14.

   The following table contains a general description of the portfolios that underlie the variable investment options we make available under the policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio, in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

Portfolio                 Portfolio Manager      Investment Description
---------                 -----------------      ---------------------------
Science & Technology      T. Rowe Price          Seeks long-term growth of
                          Associates, Inc.       capital by investing, under
                                                 normal market condition, at
                                                 least 80% of its net assets
                                                 (plus any borrowings for
                                                 investment purposes) in
                                                 common stocks of companies
                                                 expected to benefit from
                                                 the development,
                                                 advancement, and use of
                                                 science and technology.
                                                 Current income is
                                                 incidental to the
                                                 portfolio's objective.

Portfolio              Portfolio Manager          Investment Description
---------              -------------------        ---------------------------
Pacific Rim            MFC Global                 Seeks long-term growth of
                       Investment                 capital by investing in a
                       Management (U.S.A.)        diversified portfolio that
                       Limited                    is comprised primarily of
                                                  common stocks and
                                                  equity-related securities
                                                  of corporations domiciled
                                                  in countries in the Pacific
                                                  Rim region.

Health Sciences        T. Rowe Price              Seeks long-term capital
                       Associates, Inc.           appreciation by investing,
                                                  under normal market
                                                  conditions, at least 80% of
                                                  its net assets (plus any
                                                  borrowings for investment
                                                  purposes) in common stocks
                                                  of companies engaged in the
                                                  research, development,
                                                  production, or distribution
                                                  of products or services
                                                  related to health care,
                                                  medicine, or the life
                                                  sciences (collectively
                                                  termed "health sciences").

Emerging Growth        MFC Global                 Seeks superior long-term
                       Investment                 rates of return through
                       Management (U.S.A.)        capital appreciation by
                       Limited                    investing, under normal
                                                  circumstances, primarily in
                                                  high quality securities and
                                                  convertible instruments of
                                                  small-cap U.S. companies.

Small Cap Growth       Wellington                 Seeks long-term capital
                       Management                 appreciation by investing,
                       Company, LLP               under normal market
                                                  conditions, primarily in
                                                  small-cap companies that
                                                  are believed to offer above
                                                  average potential for
                                                  growth in revenues and
                                                  earnings.

Emerging Small         Franklin Advisers,         Seeks long-term growth of
Company                Inc.                       capital by investing, under
                                                  normal market conditions,
                                                  at least 80% of its net
                                                  assets (plus any borrowings
                                                  for investment purposes) in
                                                  common stock equity
                                                  securities of companies
                                                  with market capitalizations
                                                  that approximately match
                                                  the range of capitalization
                                                  of the Russell 2000 Growth
                                                  Index* ("small cap stocks")
                                                  at the time of purchase.

Small Cap              Independence               Seeks maximum capital
                       Investment LLC             appreciation consistent
                                                  with reasonable risk to
                                                  principal by investing,
                                                  under normal market
                                                  conditions, at least 80% of
                                                  its net assets in equity
                                                  securities of companies
                                                  whose market capitalization
                                                  is under $2 billion.

Small Cap Index        MFC Global                 Seeks to approximate the
                       Investment                 aggregate total return of a
                       Management (U.S.A.)        small cap U.S. domestic
                       Limited                    equity market index by
                                                  attempting to track the
                                                  performance of the Russell
                                                  2000 Index.

Small Company          American Century           Seeks long-term capital
                       Investment                 growth by investing, under
                       Management, Inc.           normal market conditions,
                                                  primarily in equity
                                                  securities of
                                                  smaller-capitalization U.S.
                                                  companies. The subadviser
                                                  uses quantitative,
                                                  computer-driven models to
                                                  construct the portfolio of
                                                  stocks for the Small
                                                  Company Trust.

Dynamic Growth         Deutsche Asset             Seeks long-term growth of
                       Management Inc.            capital by investing in
                                                  stocks and other equity
                                                  securities of medium-sized
                                                  U.S. companies with strong
                                                  growth potential.

Mid Cap Stock          Wellington                 Seeks long-term growth of
                       Management                 capital by investing
                       Company, LLP               primarily in equity
                                                  securities of mid-size
                                                  companies with significant
                                                  capital appreciation
                                                  potential.

Natural Resources      Wellington                 Seeks long-term total
                       Management                 return by investing, under
                       Company, LLP               normal market conditions,
                                                  primarily in equity and
                                                  equity-related securities
                                                  of natural resource-related
                                                  companies worldwide.

Portfolio                   Portfolio Manager        Investment Description
---------                   -------------------      -------------------------
All Cap Growth              AIM Capital              Seeks long-term capital
                            Management, Inc.         appreciation by investing
                                                     the portfolio's assets
                                                     under normal market
                                                     conditions, principally
                                                     in common stocks of
                                                     companies that are likely
                                                     to benefit from new or
                                                     innovative products,
                                                     services or processes, as
                                                     well as those that have
                                                     experienced above
                                                     average, long-term growth
                                                     in earnings and have
                                                     excellent prospects for
                                                     future growth.

Strategic                   Fidelity Management      Seeks growth of capital
Opportunities               & Research Company       by investing primarily in
                                                     common stocks.
                                                     Investments may include
                                                     securities of domestic
                                                     and foreign issuers, and
                                                     growth or value stocks or
                                                     a combination of both.

Financial Services          Davis Advisors           Seeks growth of capital
                                                     by investing primarily in
                                                     common stocks of
                                                     financial companies.
                                                     During normal market
                                                     conditions, at least 80%
                                                     of the portfolio's net
                                                     assets (plus any
                                                     borrowings for investment
                                                     purposes) are invested in
                                                     companies that are
                                                     principally engaged in
                                                     financial services. A
                                                     company is "principally
                                                     engaged" in financial
                                                     services if it owns
                                                     financial
                                                     services-related assets
                                                     constituting at least 50%
                                                     of the value of its total
                                                     assets, or if at least
                                                     50% of its revenues are
                                                     derived from its
                                                     provision of financial
                                                     services.

International               Marisco Capital          Seeks long-term growth of
Opportunities               Management, LLC          capital by investing,
                                                     under normal market
                                                     conditions, at least 65%
                                                     of its assets in common
                                                     stocks of foreign
                                                     companies that are
                                                     selected for their
                                                     long-term growth
                                                     potential. The portfolio
                                                     may invest in companies
                                                     of any size throughout
                                                     the world. The portfolio
                                                     normally invests in
                                                     issuers from at least
                                                     three different countries
                                                     not including the U.S.
                                                     The portfolio may invest
                                                     in common stocks of
                                                     companies operating in
                                                     emerging markets.

International Stock         Deutsche Asset           Seeks long-term growth of
                            Management               capital by investing in
                            Investment Services      stocks and other
                            Ltd.                     securities with equity
                                                     characteristics of
                                                     companies located in the
                                                     developed countries that
                                                     make up the MSCI EAFE
                                                     Index.

International Small         Templeton                Seeks capital
Cap                         Investment Counsel,      appreciation by investing
                            Inc.                     primarily in the common
                                                     stock of companies
                                                     located outside the U.S.
                                                     which have total stock
                                                     market capitalization or
                                                     annual revenues of $1.5
                                                     billion or less ("small
                                                     company securities").

International Equity        SSgA Funds               Seeks to track the
Index B                     Management, Inc.         performance of a
                                                     broad-based equity index
                                                     of foreign companies
                                                     primarily in developed
                                                     countries and, to a
                                                     lesser extent, in
                                                     emerging market countries
                                                     by investing, under
                                                     normal market conditions,
                                                     at least 80% of its
                                                     assets in securities
                                                     listed in the Morgan
                                                     Stanley Capital
                                                     International All Country
                                                     World Excluding U.S.
                                                     Index.

Overseas Equity             Capital Guardian         Seeks long-term capital
                            Trust Company            appreciation by
                                                     investing, under normal
                                                     market conditions, at
                                                     least 80% of its assets
                                                     in equity securities of
                                                     companies outside the
                                                     U.S. in a diversified mix
                                                     of large established and
                                                     medium-sized foreign
                                                     companies located
                                                     primarily in developed
                                                     countries and, to a
                                                     lesser extent, in
                                                     emerging markets.

American                    Capital Research         Invests all of its assets
International               Management               in Class 2 shares of the
                            Company                  International Fund, a
                                                     series of American Fund
                                                     Insurance Series. The
                                                     International Fund
                                                     invests primarily in
                                                     common stocks of
                                                     companies located outside
                                                     the United States.

Portfolio                 Portfolio Manager       Investment Description
---------                 ------------------      -------------------------
International Value       Templeton               Seeks long-term growth
                          Investment              of capital by investing,
                          Counsel, Inc.           under normal market
                                                  conditions, primarily in
                                                  equity securities of
                                                  companies located
                                                  outside the U.S.,
                                                  including emerging
                                                  markets.

Quantitative Mid Cap      MFC Global              Seeks long-term growth
                          Investment              of capital by investing,
                          Management              under normal market
                          (U.S.A.) Limited        conditions, at least 80%
                                                  of its total assets
                                                  (plus any borrowings for
                                                  investment purposes) in
                                                  U.S. mid-cap stocks,
                                                  convertible preferred
                                                  stocks, convertible
                                                  bonds and warrants.

Mid Cap Index             MFC Global              Seeks to approximate the
                          Investment              aggregate total return
                          Management              of a mid cap U.S.
                          (U.S.A.) Limited        domestic equity market
                                                  index by attempting to
                                                  track the performance of
                                                  the S&P Mid Cap 400
                                                  Index*.

Mid Cap Core              AIM Capital             Seeks long-term growth
                          Management, Inc.        of capital by investing,
                                                  normally, at least 80%
                                                  of its assets in equity
                                                  securities, including
                                                  convertible securities,
                                                  of mid-capitalization
                                                  companies.

Global                    Templeton Global        Seeks long-term capital
                          Advisors Limited        appreciation by
                                                  investing, under normal
                                                  market conditions, at
                                                  least 80% of its net
                                                  assets (plus any
                                                  borrowings for
                                                  investment purposes) in
                                                  equity securities of
                                                  companies located
                                                  anywhere in the world,
                                                  including emerging
                                                  markets.

Capital Appreciation      Jennison                Seeks long-term capital
                          Associates LLC          growth by investing at
                                                  least 65% of its total
                                                  assets in equity-related
                                                  securities of companies
                                                  that exceed $1 billion
                                                  in market capitalization
                                                  and that the subadviser
                                                  believes have
                                                  above-average growth
                                                  prospects. These
                                                  companies are generally
                                                  medium-to-large
                                                  capitalization companies.

American Growth           Capital Research        Invests all of its
                          Management              assets in Class 2 shares
                          Company                 of the Growth Fund, a
                                                  series of American Fund
                                                  Insurance Series. The
                                                  Growth Fund invests
                                                  primarily in common
                                                  stocks of companies that
                                                  appear to offer superior
                                                  opportunities for growth
                                                  of capital.

U.S. Global Leaders       Sustainable Growth      Seeks long-term growth
Growth                    Advisers, L.P.          of capital by investing,
                                                  under normal market
                                                  conditions, primarily in
                                                  common stocks of "U.S.
                                                  Global Leaders."

Quantitative All Cap      MFC Global              Seeks long-term growth
                          Investment              of capital by investing,
                          Management              under normal
                          (U.S.A.) Limited        circumstances, primarily
                                                  in equity securities of
                                                  U.S. companies. The
                                                  portfolio will generally
                                                  focus on equity
                                                  securities of U.S.
                                                  companies across the
                                                  three market
                                                  capitalization ranges of
                                                  large, mid and small.

All Cap Core              Deutsche Asset          Seeks long-term growth
                          Management Inc.         of capital by investing
                                                  primarily in common
                                                  stocks and other equity
                                                  securities within all
                                                  asset classes (small,
                                                  mid and large cap)
                                                  primarily those within
                                                  the Russell 3000 Index.

Large Cap Growth          Fidelity                Seeks long-term growth
                          Management &            of capital by investing,
                          Research Company        under normal market
                                                  conditions, at least 80%
                                                  of its net assets (plus
                                                  any borrowings for
                                                  investment purposes) in
                                                  equity securities of
                                                  companies with large
                                                  market capitalizations.

Total Stock Market        MFC Global              Seeks to approximate the
Index                     Investment              aggregate total return
                          Management              of a broad U.S. domestic
                          (U.S.A.) Limited        equity market index by
                                                  attempting to track the
                                                  performance of the
                                                  Wilshire 5000 Equity
                                                  Index*.

Portfolio                     Portfolio Manager       Investment Description
---------                     ------------------      -------------------------
Blue Chip Growth              T. Rowe Price           Seeks to achieve
                              Associates, Inc.        long-term growth of
                                                      capital (current income
                                                      is a secondary
                                                      objective) by investing,
                                                      under normal market
                                                      conditions, at least 80%
                                                      of the portfolio's total
                                                      assets in the common
                                                      stocks of large and
                                                      medium- sized blue chip
                                                      growth companies. Many
                                                      of the stocks in the
                                                      portfolio are expected
                                                      to pay dividends.

U.S. Large Cap                Capital Guardian        Seeks long-term growth
                              Trust Company           of capital and income by
                                                      investing the
                                                      portfolio's assets,
                                                      under normal market
                                                      conditions, primarily in
                                                      equity and
                                                      equity-related
                                                      securities of companies
                                                      with market
                                                      capitalization greater
                                                      than $ 500 million.

Core Equity                   Legg Mason Funds        Seeks long-term capital
                              Management, Inc.        growth by investing,
                                                      under normal market
                                                      conditions, primarily in
                                                      equity securities that,
                                                      in the subadviser's
                                                      opinion, offer the
                                                      potential for capital
                                                      growth. The subadviser
                                                      Seeks to purchase
                                                      securities at large
                                                      discounts to the
                                                      subadviser's assessment
                                                      of their intrinsic value.

Strategic Value               Massachusetts           Seeks capital
                              Financial Services      appreciation by
                              Company                 investing, under normal
                                                      market conditions, at
                                                      least 65% of its net
                                                      assets in common stocks
                                                      and related securities
                                                      of companies which the
                                                      subadviser believes are
                                                      undervalued in the
                                                      market relative to their
                                                      long term potential.

Large Cap Value               Mercury Advisors        Seeks long-term growth
                                                      of capital by investing,
                                                      under normal market
                                                      conditions, primarily in
                                                      a diversified portfolio
                                                      of equity securities of
                                                      large cap companies
                                                      located in the U.S.

Classic Value                 Pzena Investment        Seeks long-term growth
                              Management, LLC         of capital by investing,
                                                      under normal market
                                                      conditions, at least 80%
                                                      of its net assets in
                                                      domestic equity
                                                      securities.

Utilities                     Massachusetts           Seeks capital growth and
                              Financial Services      current income (income
                              Company                 above that available
                                                      from a portfolio
                                                      invested entirely in
                                                      equity securities) by
                                                      investing, under normal
                                                      market conditions, at
                                                      least 80% of the
                                                      portfolio's net assets
                                                      (plus any borrowings for
                                                      investment purposes) in
                                                      equity and debt
                                                      securities of domestic
                                                      and foreign companies in
                                                      the utilities industry.

Real Estate Securities        Deutsche Asset          Seeks to achieve a
                              Management Inc.         combination of long-term
                                                      capital appreciation and
                                                      current income by
                                                      investing, under normal
                                                      market conditions, at
                                                      least 80% of its net
                                                      assets (plus any
                                                      borrowings for
                                                      investment purposes) in
                                                      equity securities of
                                                      real estate investment
                                                      trusts ("REITS") and
                                                      real estate companies.

Small Cap                     Munder Capital          Seeks long-term capital
Opportunities                 Management              appreciation by
                                                      investing, under normal
                                                      circumstances, at least
                                                      80% of its assets in
                                                      equity securities of
                                                      companies with market
                                                      capitalizations within
                                                      the range of the
                                                      companies in the Russell
                                                      2000 Index.

Small Cap Value               Wellington              Seeks long-term capital
                              Management              appreciation by
                              Company, LLP            investing, under normal
                                                      market conditions, at
                                                      least 80% of its assets
                                                      in small-cap companies
                                                      that are believed to be
                                                      undervalued by various
                                                      measures and offer good
                                                      prospects for capital
                                                      appreciation.

Portfolio                Portfolio Manager        Investment Description
---------                -------------------      --------------------------
Small Company Value      T. Rowe Price            Seeks long-term growth of
                         Associates, Inc.         capital by investing,
                                                  under normal market
                                                  conditions, primarily in
                                                  small companies whose
                                                  common stocks are believed
                                                  to be undervalued. Under
                                                  normal market conditions,
                                                  the portfolio will invest
                                                  at least 80% of its net
                                                  assets (plus any
                                                  borrowings for investment
                                                  purposes) in companies
                                                  with a market
                                                  capitalization that do not
                                                  exceed the maximum market
                                                  capitalization of any
                                                  security in the Russell
                                                  2000 Index* at the time of
                                                  purchase.

Special Value            Salomon Brothers         Seeks long-term capital
                         Asset Management         growth by investing, under
                         Inc                      normal circumstances, at
                                                  least 80% of its net
                                                  assets in common stocks
                                                  and other equity
                                                  securities of companies
                                                  whose market
                                                  capitalization at the time
                                                  of investment is no
                                                  greater than the market
                                                  capitalization of
                                                  companies in the Russell
                                                  2000 Value Index.

Mid Value                T. Rowe Price            Seeks long-term capital
                         Associates, Inc.         appreciation by investing,
                                                  under normal market
                                                  conditions, primarily in a
                                                  diversified mix of common
                                                  stocks of mid size U.S.
                                                  companies that are
                                                  believed to be undervalued
                                                  by various measures and
                                                  offer good prospects for
                                                  capital appreciation.

Mid Cap Value            Lord, Abbett & Co        Seeks capital appreciation
                                                  by investing, under normal
                                                  market conditions, at
                                                  least 80% of the
                                                  portfolio's net assets
                                                  (plus any borrowings for
                                                  investment purposes) in
                                                  mid-sized companies, with
                                                  market capitalization of
                                                  roughly $500 million to
                                                  $10 billion.

Value                    Van Kampen               Seeks to realize an
                                                  above-average total return
                                                  over a market cycle of
                                                  three to five years,
                                                  consistent with reasonable
                                                  risk, by investing
                                                  primarily in equity
                                                  securities of companies
                                                  with capitalizations
                                                  similar to the market
                                                  capitalization of
                                                  companies in the Russell
                                                  Midcap Value Index.

All Cap Value            Lord, Abbett & Co        Seeks capital appreciation
                                                  by investing in equity
                                                  securities of U.S. and
                                                  multinational companies in
                                                  all capitalization ranges
                                                  that the subadviser
                                                  believes are undervalued.

Growth & Income II       Independence             Seeks income and long-term
                         Investment LLC           capital appreciation by
                                                  investing, under normal
                                                  market conditions,
                                                  primarily in a diversified
                                                  mix of common stocks of
                                                  large U.S. companies.

500 Index B              MFC Global               Seeks to approximate the
                         Investment               aggregate total return of
                         Management (U.S.A.)      a broad U.S. domestic
                         Limited                  equity market index
                                                  investing, under normal
                                                  market conditions, at
                                                  least 80% of its net
                                                  assets (plus any
                                                  borrowings for investment
                                                  purposes) in (a) the
                                                  common stocks that are
                                                  included in the S & P 500
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S & P 500
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.

Fundamental Value        Davis Advisors           Seeks growth of capital by
                                                  investing, under normal
                                                  market conditions,
                                                  primarily in common stocks
                                                  of U.S. companies with
                                                  market capitalizations of
                                                  at least $ 5 billion that
                                                  the subadviser believes
                                                  are undervalued. The
                                                  portfolio may also invest
                                                  in U.S. companies with
                                                  smaller capitalizations.

Growth & Income          Wellington               Seeks long-term growth of
                         Management               capital and income,
                         Company, LLP             consistent with prudent
                                                  investment risk, by
                                                  investing primarily in a
                                                  diversified portfolio of
                                                  com&shy;mon stocks of U.S.
                                                  issuers which the
                                                  subadviser believes are of
                                                  high quality.

Portfolio                     Portfolio Manager       Investment Description
---------                     ------------------      -------------------------
Large Cap                     UBS Global Asset        Seeks to maximize total
                              Management              return, consisting of
                                                      capital appreciation and
                                                      current income by
                                                      investing, under normal
                                                      circumstances, at least
                                                      80% of its net assets
                                                      (plus borrowings for
                                                      investment purposes, if
                                                      any) in equity
                                                      securities of U.S. large
                                                      capitalization companies.

Quantitative Value            MFC Global              Seeks long-term capital
                              Investment              appreciation by
                              Management              investing primarily in
                              (U.S.A.) Limited        large-cap U.S.
                                                      securities with the
                                                      potential for long-term
                                                      growth of capital.

American Growth-              Capital Research        Invests all of its
Income                        Management              assets in Class 2 shares
                              Company                 of the Growth- Income
                                                      Fund, a series of
                                                      American Fund Insurance
                                                      Series. The
                                                      Growth-Income Fund
                                                      invests primarily in
                                                      common stocks or other
                                                      securities which
                                                      demonstrate the
                                                      potential for
                                                      appreciation and/or
                                                      dividends.

Equity-Income                 T. Rowe Price           Seeks to provide
                              Associates, Inc.        substantial dividend
                                                      income and also long-
                                                      term capital
                                                      appreciation by
                                                      investing primarily in
                                                      dividend-paying common
                                                      stocks, particularly of
                                                      established companies
                                                      with favorable prospects
                                                      for both increasing
                                                      dividends and capital
                                                      appreciation.

American Blue Chip            Capital Research        Invests all of its
Income and Growth             Management              assets in Class 2 shares
                              Company                 of the Blue Chip Income
                                                      and Growth Fund, a
                                                      series of American Fund
                                                      Insurance Series. The
                                                      Blue Chip Income and
                                                      Growth Fund invests
                                                      primarily in common
                                                      stocks of larger, more
                                                      established companies
                                                      based in the U.S. with
                                                      market capitalizations
                                                      of $4 billion and above.

Income & Value                Capital Guardian        Seeks the balanced
                              Trust Company           accomplishment of (a)
                                                      conservation of
                                                      principal and (b)
                                                      long-term growth of
                                                      capital and income by
                                                      investing the
                                                      portfolio's assets in
                                                      both equity and fixed-
                                                      income securities. The
                                                      subadviser has full
                                                      discretion to determine
                                                      the allocation between
                                                      equity and fixed income
                                                      securities.

Managed                       Independence            Seeks income and
                              Investment LLC          long-term capital
                              Capital Guardian        appreciation by
                              Trust Company           investing primarily in a
                              Declaration             diversified mix of: (a)
                              Management &            common stocks of large
                              Research LLC            and mid sized U.S.
                                                      companies, and (b) bonds
                                                      with an overall
                                                      intermediate term
                                                      average maturity.

PIMCO VIT All                 Pacific Investment      Invests primarily in a
Asset (only Class M           Management              diversified mix of: (a)
is available for sale)        Company                 common stocks of large
                                                      and mid sized U.S.
                                                      companies, and (b) bonds
                                                      with an overall
                                                      intermediate term
                                                      average maturity.

Global Allocation             UBS Global Asset        Seeks total return,
                              Management              consisting of long-term
                                                      capital appreciation and
                                                      current income, by
                                                      investing in equity and
                                                      fixed income securities
                                                      of issuers located
                                                      within and outside the
                                                      U.S.

High Yield                    Salomon Brothers        Seeks to realize an
                              Asset Management        above-average total
                              Inc                     return over a market
                                                      cycle of three to five
                                                      years, consistent with
                                                      reasonable risk, by
                                                      investing primarily in
                                                      high yield debt
                                                      securities, including
                                                      corporate bonds and
                                                      other fixed-income
                                                      securities.

U.S. High Yield Bond          Wells Fargo Fund        Seeks total return with
                              Management, LLC         a high level of current
                                                      income by investing,
                                                      under normal market
                                                      conditions, primarily in
                                                      below investment-grade
                                                      debt securities
                                                      (sometimes referred to
                                                      as "junk bonds" or high
                                                      yield securities). The
                                                      portfolio also invests
                                                      in corporate debt
                                                      securities and may buy
                                                      preferred and other
                                                      convertible securities
                                                      and bank loans.

Portfolio               Portfolio Manager       Investment Description
---------               ------------------      ------------------------------
Strategic Bond          Salomon Brothers        Seeks a high level of total
                        Asset Management        return consistent with
                        Inc                     preservation of capital by
                                                giving its subadviser broad
                                                discretion to deploy the
                                                portfolio's assets among
                                                certain segments of the fixed
                                                income market as the
                                                subadviser believes will best
                                                contribute to achievement of
                                                the portfolio's investment
                                                objective.

Strategic Income        John Hancock            Seeks a high level of current
                        Advisers, LLC           income by investing, under
                                                normal market conditions,
                                                primarily in foreign
                                                government and corporate debt
                                                securities from developed and
                                                emerging markets; U.S.
                                                Government and agency
                                                securities; and U.S. high
                                                yield bonds.

Global Bond             Pacific Investment      Seeks to realize maximum
                        Management              total return, consistent with
                        Company                 preservation of capital and
                                                prudent investment management
                                                by investing the portfolio's
                                                assets primarily in fixed
                                                income securities denominated
                                                in major foreign currencies,
                                                baskets of foreign currencies
                                                (such as the ECU), and the
                                                U.S. dollar.

Investment Quality      Wellington              Seeks a high level of current
Bond                    Management              income consistent with the
                        Company, LLP            maintenance of principal and
                                                liquidity, by investing in a
                                                diversified portfolio of
                                                investment grade bonds and
                                                tends to focus its investment
                                                on corporate bonds and U.S.
                                                Government bonds with
                                                intermediate to longer term
                                                maturities. The portfolio may
                                                also invest up to 20% of its
                                                assets in non-investment
                                                grade fixed income securities.

Total Return            Pacific Investment      Seeks to realize maximum
                        Management              total return, consistent with
                        Company                 preservation of capital and
                                                prudent investment management
                                                by investing, under normal
                                                market conditions, at least
                                                65% of the portfolio's assets
                                                in a diversified portfolio of
                                                fixed income securities of
                                                varying maturities. The
                                                average portfolio duration
                                                will normally vary within a
                                                three- to six- year time
                                                frame based on the
                                                subadviser's forecast for
                                                interest rates.

Real Return Bond        Pacific Investment      Seeks maximum return,
                        Management              consistent with preservation
                        Company                 of capital and prudent
                                                investment management by
                                                investing, under normal
                                                market conditions, at least
                                                80% of its net assets in
                                                inflation-indexed bonds of
                                                varying maturities issued by
                                                the U.S. and non-U.S.
                                                governments and by
                                                corporations.

Bond Index B            Declaration             Seeks to track the
                        Management &            performance of the Lehman
                        Research                Brothers Aggregate Index
                                                (which represents the U.S.
                                                investment grade bond market)
                                                by investing, under normal
                                                market conditions, at least
                                                80% of its assets in
                                                securities listed in the
                                                Lehman Index.

Core Bond               Wells Fargo Fund        Seeks total return consisting
                        Management, LLC         of income and capital
                                                appreciation by investing,
                                                under normal market
                                                conditions, in a broad range
                                                of investment-grade debt
                                                securities. The subadviser
                                                invests in debt securities
                                                that the subadviser believes
                                                offer attractive yields and
                                                are undervalued relative to
                                                issues of similar credit
                                                quality and interest rate
                                                sensitivity. From time to
                                                time, the portfolio may also
                                                invest in unrated bonds that
                                                the subadviser believes are
                                                comparable to
                                                investment-grade debt
                                                securities. Under normal
                                                circumstances, the subadviser
                                                expects to maintain an
                                                overall effective duration
                                                range between 4 and 5 1/2
                                                years.

Portfolio                 Portfolio Manager      Investment Description
---------                 -----------------      ---------------------------
Active Bond               Declaration            Seeks income and capital
                          Management &           appreciation by investing
                          Research LLC John      at least 80% of its assets
                          Hancock Advisers,      in a diversified mix of
                          LLC                    debt securities and
                                                 instruments.

U.S. Government           Salomon Brothers       Seeks a high level of
Securities                Asset Management       current income consistent
                          Inc                    with preservation of
                                                 capital and maintenance of
                                                 liquidity, by investing in
                                                 debt obligations and
                                                 mortgage-backed securities
                                                 issued or guaranteed by the
                                                 U.S. Government, its
                                                 agencies or
                                                 instrumentalities and
                                                 derivative securities such
                                                 as collateralized mortgage
                                                 obligations backed by such
                                                 securities.

Short-Term Bond           Declaration            Seeks income and capital
                          Management &           appreciation by investing
                          Research LLC           at least 80% of its assets
                                                 in a diversified mix of
                                                 debt securities and
                                                 instruments.

Money Market B            MFC Global             Seeks to obtain maximum
                          Investment             current income consistent
                          Management             with preservation of
                          (U.S.A.) Limited       principal and liquidity by
                                                 investing in high quality,
                                                 U.S. Dollar denominated
                                                 money market instruments.

Lifestyle Aggressive      MFC Global             Seeks to provide long-term
1000                      Investment             growth of capital (current
                          Management             income is not a
                          (U.S.A.) Limited       consideration) by investing
                          Deutsche Asset         100% of the Lifestyle
                          Management Inc.        Trust's assets in other
                                                 portfolios of the Trust
                                                 ("Underlying Portfolios")
                                                 which invest primarily in
                                                 equity securities.

Lifestyle Growth 820      MFC Global             Seeks to provide long-term
                          Investment             growth of capital with
                          Management             consideration also given to
                          (U.S.A.) Limited       current income by investing
                          Deutsche Asset         approximately 20% of the
                          Management Inc.        Lifestyle Trust's assets in
                                                 Underlying Portfolios which
                                                 invest primarily in fixed
                                                 income securities and
                                                 approximately 80% of its
                                                 assets in Underlying
                                                 Portfolios which invest
                                                 primarily in equity
                                                 securities.

Lifestyle Balanced        MFC Global             Seeks to provide a balance
640                       Investment             between a high level of
                          Management             current income and growth
                          (U.S.A.) Limited       of capital with a greater
                          Deutsche Asset         emphasis given to capital
                          Management Inc.        growth by investing
                                                 approximately 40% of the
                                                 Lifestyle Trust's assets in
                                                 Underlying Portfolios which
                                                 invest primarily in fixed
                                                 income securities and
                                                 approximately 60% of its
                                                 assets in Underlying
                                                 Portfolios which invest
                                                 primarily in equity
                                                 securities.

Lifestyle Moderate        MFC Global             Seeks to provide a balance
460                       Investment             between a high level of
                          Management             current income and growth
                          (U.S.A.) Limited       of capital with a greater
                          Deutsche Asset         emphasis given to current
                          Management Inc.        income by investing
                                                 approximately 60% of the
                                                 Lifestyle Trust's assets in
                                                 Underlying Portfolios which
                                                 invest primarily in fixed
                                                 income securities and
                                                 approximately 40% of its
                                                 assets in Underlying
                                                 Portfolios which invest
                                                 primarily in equity
                                                 securities.

Lifestyle                 MFC Global             Seeks to provide a high
Conservative 280          Investment             level of current income
                          Management             with some consideration
                          (U.S.A.) Limited       also given to growth of
                          Deutsche Asset         capital by investing
                          Management Inc.        approximately 80% of the
                                                 Lifestyle Trust's assets in
                                                 Underlying Portfolios which
                                                 invest primarily in fixed
                                                 income securities and
                                                 approximately 20% of its
                                                 assets in Underlying
                                                 Portfolios which invest
                                                 primarily in equity
                                                 securities.
--------
* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

   You bear the investment risk of any portfolio you choose as an investment option for your contract. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

   If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the New York Superintendent of Insurance and the SEC (to the extent required by the 1940 Act).

   We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

   On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Time).

   We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

   We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

   However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

   The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

   We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

   We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

   JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2004, John Hancock's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of John Hancock Variable Life Account S

   The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

   The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The Fixed Investment Option

   Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option--the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

   Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned Premiums

   The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums -- annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates". The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 27).

Maximum premium payments

   Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 43. Also, we may refuse to accept any amount of an additional premium if:

   .   that amount of premium would increase our insurance risk exposure, and

   . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

   In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

   If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

   We will also accept premiums:

   .   by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   .   if we agree to it, through a salary deduction plan with your employer.

   You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

   We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

   (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

   (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

   (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

   (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

   (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and Reinstatement

   Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

   If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

   This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 39 under "Procedures for issuance of a policy".)

   Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

   . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

   . Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

   The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

   For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect . On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "The Death Benefit" below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

   If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

   If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and Reinstatement" below.

The Death Benefit

   In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

   When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

   . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

   For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

   If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

   As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

   For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100" on page 28). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

   Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

   Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 43).

The minimum insurance amount

   In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

   As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 43). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

   If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     .   the death benefit will become equal to the greater of the following:

         .   the account value on the date of death, and

         . the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

   The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

   After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

   .   the remaining Basic Sum Insured will be at least $250,000, and

   . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

   . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

   We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge" on page 35).

Change of death benefit option

   You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

   Please read "The minimum insurance amount" on page 29 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

   The following transactions take effect on the policy anniversary on or next following the date we approve your request:

   .   Total Sum Insured decreases

   .   Additional Sum Insured increases

   A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

   Please read "Tax considerations" starting on page 43 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

   You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

   You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

   You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

   There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The Account Value

   From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 34. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

   Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 34.

   The amount you've invested in the fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed investment option, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 35. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

   Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

   All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

   At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

   The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

   Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

   Transfers out of the fixed investment option are currently subject to the following restrictions:

   .   You can only make such a transfer once in each policy year.

   . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   .   The most you can transfer at any one time is the greater of (i) $500,
       (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

   We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

   If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

   Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

   Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so

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

long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

   The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 800-521-1234.

Surrender and Partial Withdrawals

Full surrender

   You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

   You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (the lesser of $50 or 2% of the withdrawal amount) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 34). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The Death Benefit" on page 28). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge" on page 35).

Policy loans

   You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

   .   We first determine the surrender value of your policy.

   . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

   . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

   . We then subtract the third item above from the result of the second item above.

   The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

   You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

   The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

   Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 43).

Description of Charges at the Policy Level

Deductions from premium payments

   . Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premium you pay in all policy years. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

   . Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first and second policy years up to one Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page 36. No variation in the charge will exceed the maximum stated above.

Deductions from account value

   . Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs. Part of the charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The percentage will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 1.833%. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The other part of the charge is an amount per thousand of Basic Sum Insured at issue. This amount will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 5CENTS. In general, the greater the proportion of Additional Sum Insured at issue, the lower the amount per thousand.

   . Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $12 (currently $9) during all policy years.

   . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit" on page 28).

   . Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

   . Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 16 and thereafter. We guarantee that these percentages will never exceed .067% for policy years 6 and thereafter. This charge does not apply to the fixed investment option.

   . Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under "Optional benefit riders you can add" on page 37.

   . BSI increase charge - A charge we deduct if you increase the Basic Sum Insured. A table in your policy will state the maximum rate for the charge per $1,000 of Basic Sum Insured increase, based on the insured person's age on the effective date of the increase and the death benefit option chosen. The rates are shown in the policy and range from $1.80 per $1,000 (for a female superpreferred risk with an issue age of less than 1 year and death benefit Option A) up to the maximum rate for an issue age 68 male tobacco risk with death benefit Option A or B.

   . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:

                                                 Percentage of
                Policy Year(s)                 Premiums Received
                --------------                 -----------------
                1.............................        100%
                2.............................         93%
                3.............................         86%
                4.............................         79%
                5.............................         71%
                6.............................         64%
                7.............................         57%
                8.............................         50%
                9.............................         43%
                10............................         36%
                11............................         29%
                12............................         21%
                13............................         14%
                14............................          7%
                15 and later..................          0%

       The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals" on page 33).

   . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge will equal the lesser of $50 or 2% of the withdrawal amount.

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

Additional information about how certain policy charges work

Sales expenses and related charges

   The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

   You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

   Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

   The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

   The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

   Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

   We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

   Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Fund Level

   The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 10 through 14) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other Policy Benefits, Rights and Limitations

Optional benefit riders you can add

   When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

   . Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

   . Optional Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

       . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

       . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

       The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page 35.

       The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

   . Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

   Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

   We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 36. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

   Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

   Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

   Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

   The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

   After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

   The policy will take effect only if all of the following conditions are satisfied:

   .   The policy is delivered to and received by the applicant.

   .   The Minimum Initial Premium is received by us.

   . Each insured person is living and still meets our health criteria for issuing insurance.

   If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

   In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

   The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

   If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

   Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

   We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

   In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   .   Combining or removing investment options

   .   Changes in the form of organization of any separate account

   Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

   Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

   While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

   .   Determine when and how much you invest in the various investment options

   .   Borrow or withdraw amounts you have in the investment options

   .   Change the beneficiary who will receive the death benefit

   .   Change the amount of insurance

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Choose the form in which we will pay out the death benefit or other proceeds

   It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

   You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

   . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

   .   the JHVLICO representative who delivered the policy to you.

   In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

   At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

   Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

   You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

   We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

   We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

   We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

   We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

   State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

   You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

   Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   .   surrenders or partial withdrawals

   .   change of death benefit option

   .   increase or decrease in Total Sum Insured

   .   change of beneficiary

   .   election of payment option for policy proceeds

   .   tax withholding elections

   .   election of telephone transaction privilege.

   The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   .   loans

   .   transfers of account value among investment options

   .   change of allocation among investment options for new premium payments

   You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

   We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

   If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

   If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

   As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of Policies

   Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus and of a number of other life insurance products we and our affiliates offer.

   Signator's principal address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of Signator or broker-dealers that have entered into selling agreements with Signator. These broker-dealers may include our affiliate Essex National Securities, Inc.

   JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of Charges at the Policy Level" on page 34.)

   A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

Standard Compensation

   The compensation Signator may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 112.75% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 3% of the target premium paid in years 5 through 10, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

Additional Compensation and Revenue Sharing

   To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, Signator and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

   These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Differential Compensation

   Compensation negotiated and paid by JHVLICO pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Tax considerations

   This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

   We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

   If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

   Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

   Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

   Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, some questions remain unresolved as of the date of this prospectus.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

   We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

   The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences.

   The owner will be taxed on distributions and loans from a "modified endowment contract" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment contract. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

   Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment contract.

   Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Financial Statements Reference

   The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

   This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent Registered Public Accounting Firm

   Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited the consolidated financial statements of JHVLICO at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

   This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                   Page
------------------                                                   ----
Account S...........................................................  25
account value.......................................................   5
Additional Sum Insured..............................................  28
Basic Sum Insured...................................................  28
beneficiary.........................................................  30
business day........................................................  24
changing Option A or B..............................................  30
changing the Total Sum Insured......................................  30
Code................................................................  43
date of issue.......................................................  38
death benefit.......................................................  28
dollar cost averaging...............................................  32 expenses of the Series Funds........................................  37
fixed investment option.............................................  25 full surrender......................................................  33
grace period........................................................  27
guaranteed death benefit feature....................................  27
Guaranteed Death Benefit Premium....................................  27
insured person......................................................   5
investment option...................................................   1
JHVLICO.............................................................  25
lapse...............................................................  27
loan................................................................  33
loan interest.......................................................  33
market timing.......................................................  31
maximum premium payments............................................  26
Minimum Initial Premium.............................................  38
minimum premiums....................................................  26
modified endowment contract.........................................  44 monthly deduction date..............................................  39
Option A............................................................  28
Option B............................................................  28
owner...............................................................  39
partial withdrawal..................................................  33
payment options.....................................................  30
Planned Premium.....................................................  26
policy anniversary..................................................  37
policy year.........................................................  38
premium; premium payment............................................   5
prospectus..........................................................   2
receive; receipt....................................................  41
reinstate; reinstatement............................................  27
Servicing Office....................................................  47
special loan account................................................  33 surrender...........................................................  33
surrender value.....................................................  33
tax considerations..................................................  43
telephone transactions..............................................  41
Total Sum Insured...................................................  28
transfers of account value..........................................  31 we; us..............................................................  41
withdrawal..........................................................  33
you; your...........................................................  39

   In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                           JHVLICO SERVICING OFFICE

                  Express Delivery           Mail Delivery
              ------------------------  ------------------------
                 Specialty Products            PO Box 111
                197 Clarendon Street        Boston, MA 02117
                  Boston, MA 02117

                       Phone:                     Fax:
              ------------------------  ------------------------
                    800-521-1234              617-572-4702

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

                      Statement of Additional Information

                               dated May 1, 2005

                                or interests in

              John Hancock Variable Life Account S ("Registrant")

                      Interests are made available under

           MAJESTIC PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   a flexible premium variable universal life survivorship insurance policy issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
                          ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS

Contents of this SAI                                  Beginning on page
--------------------                                  -----------------
Description of the Depositor....................             2

Description of the Registrant...................             2

Services Provided by John Hancock and Affiliates             2

Other Service Providers.........................             2

Principal Underwriter and Distributor...........             3

Financial Statements of Registrant and Depositor             F-1

Description of the Depositor

   Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

   JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

   JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2004, John Hancock's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

   Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

   The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

   The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

   Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

   Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited the financial statements of the Registrant and Depositor at December 31, 2004 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter/Distributor

   Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus. Signator acts as the principal distributor of a number of other life insurance products we and our affiliates offer.

   Signator's principal address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale by individuals who are licensed as insurance agents and who are registered representatives of Signator or broker-dealers that have entered into selling agreements with Signator. These broker-dealers may include our affiliate Essex National Securities, Inc.

   The aggregate dollar amount of underwriting commissions paid to Signator in 2004, 2003 and 2002 was $92,498,645, $75,022,689, and $116,078,895,
respectively. Signator did not retain any of these amounts during such periods.

   JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies. The compensation Signator may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 112.75% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 3% payable in years 5 through 10, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

   Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   . Fixed dollar payments: The amount of these payments varies widely. Signator may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. Signator may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. Signator makes these payments on a periodic basis.

   . Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. Signator makes these payments on a periodic basis.

   Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

   Financial Statements for the Depositor are incorporated by reference to post-effective amendment number 11, file number 333-55172, filed with the Commission on April 27, 2005.

   Financial Statements for the Registrant are incorporated by reference to post-effective amendment number 11, file number 333-55172, filed with the Commission on April 27, 2005.

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